UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2014
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$20 PAR PREFERRED SECURITIES - 0.1%

                  REAL ESTATE INVESTMENT TRUSTS - 0.1%
           6,251  Equity Commonwealth..................................      7.50%       11/15/19     $       126,833
                                                                                                      ---------------
                  TOTAL $20 PAR PREFERRED SECURITIES................................................          126,833
                  (Cost $129,269)                                                                     ---------------

$25 PAR PREFERRED SECURITIES - 42.0%

                  BANKS - 7.1%
           3,800  Citigroup, Inc., Series AA ..........................      8.13%         (a)                110,656
          75,000  Citigroup, Inc., Series K (b)........................      6.88%         (a)              2,015,250
         107,834  Fifth Third Bancorp, Series I (b)....................      6.63%         (a)              2,901,813
          20,225  FNB Corp. (b)........................................      7.25%         (a)                552,142
          49,600  Lloyds Banking Group PLC ............................      7.75%       07/15/50           1,318,368
         132,585  PNC Financial Services Group, Inc., Series P (b).....      6.13%         (a)              3,610,290
          30,530  US Bancorp, Series G (b).............................      6.00%         (a)                834,385
                                                                                                      ---------------
                                                                                                           11,342,904
                                                                                                      ---------------

                  CAPITAL MARKETS - 10.4%
          63,330  Apollo Investment Corp. .............................      6.88%       07/15/43           1,572,484
          31,929  Ares Capital Corp. ..................................      7.00%       02/15/22             812,593
         112,202  Ares Capital Corp. ..................................      7.75%       10/15/40           2,906,032
           9,882  BGC Partners, Inc. ..................................      8.13%       06/15/42             268,494
          91,170  Deutsche Bank Capital Funding Trust IX ..............      6.63%         (a)              2,321,188
           8,309  Goldman Sachs Group, Inc., Series B .................      6.20%         (a)                204,983
          50,500  Goldman Sachs Group, Inc., Series J (b)..............      5.50%         (a)              1,209,980
          50,000  Morgan Stanley (b)...................................      6.88%         (a)              1,330,500
          72,900  Morgan Stanley, Series E (b).........................      7.13%         (a)              2,009,124
          23,634  Prospect Capital Corp. ..............................      6.95%       11/15/22             600,540
          18,376  Raymond James Financial, Inc. .......................      6.90%       03/15/42             486,045
         111,270  Stifel Financial Corp. ..............................      6.70%       01/15/22           2,848,512
                                                                                                      ---------------
                                                                                                           16,570,475
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 3.4%
          60,125  ING Groep N.V. ......................................      7.20%         (a)              1,550,624
          44,050  ING Groep N.V. ......................................      7.38%         (a)              1,128,561
          74,885  KKR Financial Holdings LLC ..........................      8.38%       11/15/41           2,098,278
          22,998  RBS Capital Funding Trust VI, Series F ..............      6.25%         (a)                548,502
                                                                                                      ---------------
                                                                                                            5,325,965
                                                                                                      ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
          63,055  Qwest Corp. .........................................      7.50%       09/15/51           1,664,652
                                                                                                      ---------------

                  FOOD PRODUCTS - 2.4%
          13,500  CHS, Inc., Series 1 .................................      7.88%         (a)                394,875
         125,000  CHS, Inc., Series 2 (b)..............................      7.10%         (a)              3,380,000
                                                                                                      ---------------
                                                                                                            3,774,875
                                                                                                      ---------------

                  INSURANCE - 11.6%
         121,834  Aegon N.V. ..........................................      6.38%         (a)              3,105,549
         100,000  Allstate Corp., Series E ............................      6.63%         (a)              2,592,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                      INSURANCE (CONTINUED)
             805  American Financial Group, Inc. ......................      7.00%       09/30/50     $        20,970
          68,100  Aspen Insurance Holdings Ltd. (b)....................      5.95%         (a)              1,694,328
          44,900  Aviva PLC ...........................................      8.25%       12/01/41           1,270,670
          15,793  Axis Capital Holdings Ltd., Series C ................      6.88%         (a)                409,039
          77,306  Endurance Specialty Holdings Ltd., Series A .........      7.75%         (a)              2,022,325
         165,000  Endurance Specialty Holdings Ltd., Series B .........      7.50%         (a)              4,331,250
           4,536  Hartford Financial Services Group, Inc. (b)..........      7.88%       04/15/42             134,855
          18,846  MetLife, Inc., Series A (c)..........................      4.00%         (a)                439,489
          14,602  Montpelier Re Holdings Ltd., Series A ...............      8.88%         (a)                397,320
          24,159  PartnerRe Ltd., Series E ............................      7.25%         (a)                640,697
          52,305  Reinsurance Group of America, Inc. (b)...............      6.20%       09/15/42           1,417,465
                                                                                                      ---------------
                                                                                                           18,475,957
                                                                                                      ---------------

                  MULTI-UTILITIES - 4.2%
          32,558  Dominion Resources, Inc., Series A ..................      8.38%       06/15/64             836,740
         118,500  Integrys Energy Group, Inc. (b)......................      6.00%       08/01/73           3,049,005
         108,171  SCANA Corp. .........................................      7.70%       01/30/65           2,786,485
                                                                                                      ---------------
                                                                                                            6,672,230
                                                                                                      ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 1.8%
          52,776  Digital Realty Trust, Inc., Series H ................      7.38%         (a)              1,348,427
          53,632  DuPont Fabros Technology, Inc., Series A ............      7.88%         (a)              1,364,934
           4,200  DuPont Fabros Technology, Inc., Series B ............      7.63%         (a)                106,722
             800  PS Business Parks, Inc., Series R ...................      6.88%         (a)                 20,440
                                                                                                      ---------------
                                                                                                            2,840,523
                                                                                                      ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES................................................       66,667,581
                  (Cost $66,211,284)                                                                  ---------------

$50 PAR PREFERRED SECURITIES - 0.6%

                  BANKS - 0.6%
          20,000  CoBank ACB, Series D ................................     11.00%         (a)              1,026,250
                                                                                                      ---------------
                  TOTAL $50 PAR PREFERRED SECURITIES................................................        1,026,250
                  (Cost $1,149,000)                                                                   ---------------

$100 PAR PREFERRED SECURITIES - 6.2%

                  BANKS - 2.6%
          30,000  CoBank ACB, Series F (b) (d).........................      6.25%         (a)              3,118,125
          11,600  CoBank ACB, Series G ................................      6.13%         (a)              1,069,738
                                                                                                      ---------------
                                                                                                            4,187,863
                                                                                                      ---------------

                  ELECTRIC UTILITIES - 1.7%
          26,159  Southern California Edison Co., Series A (c).........      4.67%         (a)              2,681,036
                                                                                                      ---------------
                                                                                                            2,681,036
                                                                                                      ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$100 PAR PREFERRED SECURITIES (CONTINUED)

                  INSURANCE - 1.9%
          30,000  Principal Financial Group, Inc., Series A (b)........      5.56%         (a)        $     3,066,000
                                                                                                      ---------------
                                                                                                            3,066,000
                                                                                                      ---------------
                  TOTAL $100 PAR PREFERRED SECURITIES...............................................        9,934,899
                  (Cost $9,820,193)                                                                   ---------------

$1,000 PAR PREFERRED SECURITIES - 2.5%

                  BANKS - 2.1%
             759  Farm Credit Bank of Texas, Series 1 .................     10.00%         (a)                927,403
           2,250  Santander Finance Preferred SAU, Series 11 (b).......     10.50%         (a)              2,358,000
                                                                                                      ---------------
                                                                                                            3,285,403
                                                                                                      ---------------
                  DIVERSIFIED TELECOMMUNICATION
                        SERVICES - 0.4%
             500  Centaur Funding Corp. (e)............................      9.08%       04/21/20             626,563
                                                                                                      ---------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.............................................        3,911,966
                  (Cost $3,906,890)                                                                   ---------------
      PAR                                                                   STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES - 46.8%

                  BANKS - 16.4%
$      2,400,000  Banco Bilbao Vizcaya Argentaria S.A. (b).............      9.00%          (a)             2,652,000
       3,000,000  Banco do Brasil S.A. (b) (d).........................      9.00%          (a)             2,918,100
       2,000,000  Bank of America Corp., Series V (b)..................      5.13%          (a)             1,973,648
       1,500,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (b)............................................      8.40%          (a)             1,689,375
       1,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (b) (d)........................................     11.00%          (a)             1,343,500
         630,000  Credit Agricole S.A. ................................      9.75%          (a)               648,900
       2,500,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (b)..........................................     10.25%          (a)             2,617,875
       1,000,000  HSBC Capital Funding L.P. (b)........................     10.18%          (a)             1,509,297
       2,000,000  JPMorgan Chase & Co., Series 1 (b)...................      7.90%          (a)             2,212,500
       1,000,000  JPMorgan Chase & Co., Series S (b)...................      6.75%          (a)             1,072,500
       1,500,000  Lloyds Banking Group PLC (b).........................      6.27%          (a)             1,545,000
       1,000,000  Lloyds Banking Group PLC (b).........................      7.50%          (a)             1,052,500
       1,298,000  Natixis (b)..........................................     10.00%          (a)             1,551,110
       2,145,000  NIBC Bank N.V. ......................................      7.63%          (a)             2,179,856
       1,000,000  Royal Bank of Scotland Group PLC, Series U (b).......      7.64%          (a)             1,067,500
                                                                                                      ---------------
                                                                                                           26,033,661
                                                                                                      ---------------

                  CAPITAL MARKETS - 3.5%
       2,000,000  Credit Suisse Group Guernsey I Ltd. (b)..............      7.88%       02/24/41           2,148,750
       1,250,000  Deutsche Bank Capital Funding Trust I (c) (d)........      3.20%          (a)             1,237,500
       1,041,000  Deutsche Bank Capital Trust IV (b) (f)...............      4.59%          (a)             1,014,975


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

      PAR                                                                   STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  CAPITAL MARKETS (CONTINUED)
$      1,500,000  Goldman Sachs Capital III (c)........................      4.00%          (a)       $     1,187,250
                                                                                                      ---------------
                                                                                                            5,588,475
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 1.7%
       2,500,000  Macquarie PMI LLC ...................................      8.38%          (a)             2,659,375
                                                                                                      ---------------

                  ELECTRIC UTILITIES - 3.4%
       2,750,000  Enel SpA (b) (d).....................................      8.75%       09/24/73           3,258,750
       2,000,000  Southern California Edison Co., Series E (b).........      6.25%          (a)             2,170,000
                                                                                                      ---------------
                                                                                                            5,428,750
                                                                                                      ---------------

                  FOOD PRODUCTS - 1.9%
       3,000,000  Land O'Lakes Capital Trust I (e).....................      7.45%       03/15/28           3,090,000
                                                                                                      ---------------
                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                         PRODUCERS - 1.4%
       2,000,000  AES Gener S.A. (b) (d)...............................      8.38%       12/18/73           2,252,000
                                                                                                      ---------------

                  INSURANCE - 17.8%
         100,000  AIG Life Holdings, Inc. (d)..........................      7.57%       12/01/45             134,459
       1,000,000  American International Group, Inc. (b)...............      8.18%       05/15/58           1,386,250
       4,200,000  Aquarius + Investments PLC for Swiss Reinsurance Co.,
                     Ltd. (b)..........................................      8.25%          (a)             4,699,800
       2,215,000  Assured Guaranty Municipal Holdings, Inc. (b) (d)....      6.40%       12/15/66           1,971,350
       1,500,000  Assured Guaranty US Holdings, Series A (b)...........      6.40%       12/15/66           1,391,250
       3,000,000  Aviva PLC ...........................................      8.25%          (a)             3,390,723
       1,000,000  Catlin Insurance Co., Ltd. (b).......................      7.25%          (a)             1,037,500
       2,500,000  CNP Assurances (b)...................................      7.50%          (a)             2,796,500
       2,500,000  Friends Life Holdings PLC (b)........................      7.88%          (a)             2,812,765
       2,635,000  Liberty Mutual Group, Inc. (b).......................     10.75%       06/15/58           4,104,012
         150,000  Liberty Mutual Group, Inc. (b) (d)...................     10.75%       06/15/58             232,875
       2,000,000  Prudential PLC (b)...................................     11.75%          (a)             2,072,700
       2,000,000  QBE Capital Funding III Ltd. (b) (d).................      7.25%       05/24/41           2,165,000
                                                                                                      ---------------
                                                                                                           28,195,184
                                                                                                      ---------------

                  MULTI-UTILITIES - 0.7%
       1,000,000  RWE AG (b)...........................................      7.00%       10/12/72           1,098,200
                                                                                                      ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES................................................       74,345,645
                  (Cost $73,165,070)                                                                  ---------------

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 0.9%

                  INSURANCE - 0.9%
       1,400,000  Wilton Re Finance LLC (b) (e)........................      5.88%       03/30/33           1,466,500
                                                                                                      ---------------
                  TOTAL CORPORATE BONDS AND NOTES...................................................        1,466,500
                  (Cost $1,400,000)                                                                   ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

                  TOTAL INVESTMENTS - 99.1%.........................................................  $   157,479,674
                  (Cost $155,781,706) (g)

                  NET OTHER ASSETS AND LIABILITIES - 0.9%...........................................        1,405,370
                                                                                                      ---------------
                  NET ASSETS - 100.0%...............................................................  $   158,885,044
                                                                                                      ===============

---------------------------------------

(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2014. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2014.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933 ("1933 Act"), as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $18,631,659 or 11.73% of net assets.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under the 1933 Act, as amended, and may be resold in transactions exempt from registration normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Quarterly Portfolio of Investments).

(f)   This security has been determined to be illiquid by the Sub-Advisor.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,767,698 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,069,730.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          7/31/2014       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
$20 Par Preferred Securities*.....................  $    126,833  $    126,833  $         --  $         --
$25 Par Preferred Securities*.....................    66,667,581    66,667,581            --            --
$50 Par Preferred Securities*.....................     1,026,250            --     1,026,250            --
$100 Par Preferred Securities*....................     9,934,899            --     9,934,899            --
$1,000 Par Preferred Securities:
   Banks..........................................     3,285,403     2,358,000       927,403            --
   Diversified Telecommunication Services.........       626,563            --       626,563            --
Capital Preferred Securities*.....................    74,345,645            --    74,345,645            --
Corporate Bonds and Notes*........................     1,466,500            --     1,466,500            --
                                                    ------------  ------------  ------------  ------------
Total Investments.................................  $157,479,674  $ 70,706,380  $ 86,773,294  $         --
                                                    ============  ============  ============  ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of July 31, 2014, the Fund transferred $25 par preferred securities valued at $552,142 from Level 2 to Level 1 and transferred $100 par preferred securities valued at $5,747,036 from Level 1 to Level 2 of the fair value hierarchy.




                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options and futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2014, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for this issuer.

                                                     ACQUISITION      SHARES/                   CARRYING                  % OF NET
SECURITY                                                DATE      PRINCIPAL VALUE     PRICE       COST         VALUE       ASSETS
--------------------------------------------------  ------------  ---------------  ----------  -----------  -----------  -----------
Centaur Funding Corp., 9.08%, 4/21/20                 7/14/14               500    $ 1,253.13  $   624,750  $   626,563      0.39%
Land O'Lakes Capital Trust I, 7.45%, 3/15/28          6/06/14       $ 3,000,000          1.03    3,050,550    3,090,000      1.95
Wilton Re Finance LLC, 5.88%, 3/30/33                 3/25/13       $ 1,400,000          1.05    1,400,000    1,466,500      0.92
                                                                                               -----------  -----------  -----------
                                                                                               $ 5,075,300  $ 5,183,063      3.26%
                                                                                               -----------  -----------  -----------

D. FUTURES CONTRACTS:

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged instruments.

The Fund had no futures contracts as of July 31, 2014.

E. OPTION CONTRACTS:

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily,

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on futures contracts depends on its Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

3. DERIVATIVES TRANSACTIONS

Written option activity for the Fund for the fiscal year-to-date period (November 1, 2013 through July 31, 2014) was as follows:

                                                         NUMBER
                                                           OF
WRITTEN OPTIONS                                         CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at October 31, 2013.............            --    $       --
Options Written.....................................            50        22,478
Options Expired.....................................            --            --
Options Exercised...................................            --            --
Options Closed......................................           (50)      (22,478)
                                                       -----------    ----------
Options outstanding at July 31, 2014................            --    $       --
                                                       ===========    ==========

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------
COMMON STOCKS - 99.4%

                  AIR FREIGHT & LOGISTICS - 3.1%
           2,585  Forward Air Corp.......................................................  $       115,730
                                                                                           ---------------

                  BANKS - 3.1%
           2,525  Bank of Marin Bancorp..................................................          113,171
                                                                                           ---------------

                  CAPITAL MARKETS - 3.2%
          10,640  PennantPark Investment Corp. (a).......................................          118,423
                                                                                           ---------------

                  CHEMICALS - 4.8%
           2,025  Rayonier Advanced Materials, Inc.......................................           65,731
           5,300  Taminco Corp. (b)......................................................          110,770
                                                                                           ---------------
                                                                                                   176,501
                                                                                           ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.6%
           5,420  Ritchie Bros. Auctioneers, Inc.........................................          131,272
                                                                                           ---------------

                  ELECTRICAL EQUIPMENT - 6.1%
           3,070  Franklin Electric Co., Inc.............................................          112,516
           4,687  Thermon Group Holdings, Inc. (b).......................................          114,269
                                                                                           ---------------
                                                                                                   226,785
                                                                                           ---------------

                  ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
           1,648  Zebra Technologies Corp., Class A (b)..................................          131,955
                                                                                           ---------------

                  ENERGY EQUIPMENT & SERVICES - 3.9%
           4,755  C&J Energy Services, Inc. (b)..........................................          142,460
                                                                                           ---------------

                  FOOD PRODUCTS - 3.0%
           4,541  Snyder's-Lance, Inc....................................................          112,662
                                                                                           ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 6.1%
           3,515  Haemonetics Corp. (b)..................................................          125,029
           2,500  West Pharmaceutical Services, Inc......................................          101,875
                                                                                           ---------------
                                                                                                   226,904
                                                                                           ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 6.7%
           2,790  Patterson Cos., Inc....................................................          108,838
           3,695  VCA, Inc. (b)..........................................................          137,786
                                                                                           ---------------
                                                                                                   246,624
                                                                                           ---------------

                  HEALTH CARE TECHNOLOGY - 2.2%
           6,450  Vocera Communications, Inc. (b)........................................           81,077
                                                                                           ---------------

                  HOTELS, RESTAURANTS & LEISURE - 3.0%
           9,703  Potbelly Corp. (b).....................................................          112,458
                                                                                           ---------------

                  INSURANCE - 9.5%
           3,945  Brown & Brown, Inc.....................................................          121,427
           7,845  OneBeacon Insurance Group Ltd., Class A................................          116,106
           2,699  RLI Corp...............................................................          115,355
                                                                                           ---------------
                                                                                                   352,888
                                                                                           ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 3.4%
           1,365  Techne Corp............................................................          127,382
                                                                                           ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  MACHINERY - 9.0%
           7,385  Douglas Dynamics, Inc..................................................  $       123,329
           1,265  Graco, Inc.............................................................           93,800
           4,154  Mueller Industries, Inc................................................          115,606
                                                                                           ---------------
                                                                                                   332,735
                                                                                           ---------------

                  MEDIA - 3.1%
           1,714  Morningstar, Inc.......................................................          116,226
                                                                                           ---------------

                  PROFESSIONAL SERVICES - 3.0%
           1,559  Exponent, Inc..........................................................          110,814
                                                                                           ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 5.3%
           6,150  Gladstone Commercial Corp..............................................          107,317
           2,644  Rayonier, Inc..........................................................           90,055
                                                                                           ---------------
                                                                                                   197,372
                                                                                           ---------------

                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.3%
           4,213  RE/MAX Holdings, Inc., Class A.........................................          123,441
                                                                                           ---------------

                  ROAD & RAIL - 3.5%
           1,975  Landstar System, Inc...................................................          130,607
                                                                                           ---------------

                  SPECIALTY RETAIL - 3.8%
           6,900  Select Comfort Corp. (b)...............................................          139,380
                                                                                           ---------------

                  TEXTILES, APPAREL & LUXURY GOODS - 3.1%
           6,300  Culp, Inc..............................................................          114,156
                                                                                           ---------------

                  TOTAL INVESTMENTS - 99.4%..............................................        3,681,023
                  (Cost $3,320,666) (c)

                  NET OTHER ASSETS AND LIABILITIES - 0.6%................................           20,850
                                                                                           ---------------
                  NET ASSETS - 100.0%....................................................  $     3,701,873
                                                                                           ===============

---------------------------------------

(a)   Business Development Company

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $470,611 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $110,254.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          7/31/2014       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
Common Stocks*....................................  $  3,681,023  $  3,681,023  $         --  $         --
                                                    ============  ============  ============  ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.


                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers four classes of shares: Class A, Class C, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                           JULY 31, 2014 (UNAUDITED)


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

C. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 69.7%

                  AEROSPACE & DEFENSE - 1.2%
$        214,012  DynCorp International, Inc., Term Loan .................      6.25%        07/07/16    $       214,279
       1,486,171  Transdigm, Inc., Term Loan C ...........................      3.75%        02/28/20          1,477,552
         400,000  Transdigm, Inc., Tranche D Term Loan ...................      3.75%        06/04/21            395,800
                                                                                                         ---------------
                                                                                                               2,087,631
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.4%
         691,996  Jimmy Sanders (Pinnacle Operating Corp.), Term B Loan
                     Refinancing (First Lien).............................      4.75%        11/15/18            690,266
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 0.1%
         200,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan ......      4.00%        01/15/20            199,208
                                                                                                         ---------------

                  APPAREL RETAIL - 0.8%
         400,000  J.C. Penney Corp., Inc., Term Loan .....................      5.00%        06/20/19            400,000
         496,258  Neiman Marcus Group, Inc., The, Other Term Loan ........      4.25%        10/25/20            493,325
         400,000  Nine West Holdings, Inc., Initial Loan .................      4.75%        10/08/19            402,332
                                                                                                         ---------------
                                                                                                               1,295,657
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 1.2%
         536,874  Epicor Software Corp., Term B-2 Loan ...................      4.00%        05/16/18            536,337
         992,235  Infor (US), Inc., Tranche B-5 Term Loan ................      3.75%        06/03/20            981,896
         238,020  Mitchell International, Inc., Initial Term Loan ........      4.50%        10/13/20            237,648
         283,707  Triple Point Technologies, Inc., Term Loan B............      5.25%        07/10/20            252,500
                                                                                                         ---------------
                                                                                                               2,008,381
                                                                                                         ---------------

                  ASSET MANAGEMENT & CUSTODY BANKS - 0.1%
         100,000  Nuveen Investments, Inc., Tranche B First-Lien Term Loan      4.16%        05/13/17             99,821
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 2.0%
          87,803  Affinia Group, Inc., Tranche B-2 Term Loan .............      4.75%        04/25/20             87,584
         142,115  ASP HHI Acquisition Co., Inc., Additional Term Loan ....      5.00%        10/05/18            142,647
         600,000  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                     Term Loan ...........................................      4.00%        04/04/21            597,600
       1,400,000  Gates Global LLC, Initial Dollar Term Loan                    4.25%        07/05/21          1,386,882
         225,000  Jason, Inc., Initial Term Loan (First Lien) ............      5.50%        06/30/21            225,135
         293,732  Metaldyne LLC, USD Term Loan 2014 ......................      4.25%        12/18/18            293,122
         246,250  Remy International, Inc., Term B Loan 2013 .............      4.25%        03/05/20            245,942
         487,587  Tower Automotive Holdings USA LLC, Initial Term Loan
                     (2014) ..............................................      4.00%        04/23/20            484,691
                                                                                                         ---------------
                                                                                                               3,463,603
                                                                                                         ---------------

                  AUTOMOTIVE RETAIL - 0.1%
          99,250  Britax US Holdings, Inc., 1st Lien TLB .................      4.50%        10/15/20             93,358
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BROADCASTING - 3.3%
$        850,638  Clear Channel Communications, Inc., Tranche B Term
                     Loan ................................................      3.81%        01/29/16    $       841,375
         149,362  Clear Channel Communications, Inc., Tranche D Term
                     Loan ................................................      6.91%        01/30/19            146,350
          48,376  Cumulus Media Holdings, Inc., Term Loan ................      4.25%        12/23/20             48,333
         166,667  Gray Television, Inc., Initial Term Loan ...............      3.75%        06/13/21            166,093
         681,927  Hubbard Radio LLC, Tranche 1 Term Loan .................      4.50%        04/29/19            683,632
         927,684  Media General, Inc., Term B Loan .......................      4.25%        07/31/20            928,556
         670,383  NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term
                     Loan (First Lien) ...................................      4.25%        01/22/20            668,707
          28,571  NEP/NCP Holdco, Inc., Term Loan (Second Lien) ..........      9.50%        07/22/20             29,214
       1,736,873  Tribune Co., Initial Term Loan .........................      4.00%        12/27/20          1,730,360
         493,750  Univision Communications, Inc., 2013 Incremental Term
                     Loan ................................................      4.00%        03/01/20            490,358
                                                                                                         ---------------
                                                                                                               5,732,978
                                                                                                         ---------------

                  BUILDING PRODUCTS - 1.4%
         643,484  Apex Tool Group LLC, Term Loan .........................      4.50%        01/31/20            632,827
         214,286  Hillman Group, Inc., The, Term Loan B ..................      4.50%        06/30/21            214,421
       1,375,674  Quikrete Holdings, Inc., Initial Loan (First Lien) .....      4.00%        09/28/20          1,371,740
         168,087  Unifrax Holding Co., New Term Dollar Loan...............      4.25%        11/28/18            167,825
                                                                                                         ---------------
                                                                                                               2,386,813
                                                                                                         ---------------

                  CASINOS & GAMING - 5.7%
         750,000  Amaya Gaming Group, 2nd Lien Term Loan .................      8.00%        07/31/22            755,625
         750,000  Amaya Gaming Group, Term Loan B ........................      5.00%        07/31/21            742,035
       1,497,198  Bally Technologies, Inc., Term B Loan ..................      4.25%        11/25/20          1,495,791
         850,000  Caesars Entertainment Operating Co., Inc., Term B-4
                     Loan ................................................      9.50%        10/31/16            847,611
         997,494  Caesars Entertainment Resort Properties LLC, Term B
                     Loan ................................................      7.00%        10/11/20            997,354
       2,844,750  Caesars Growth Partners LLC, Term B Loan (First Lien)...      6.25%        05/08/21          2,827,568
         259,790  CityCenter Holdings LLC, Term Loan B ...................      4.25%        10/16/20            259,411
         825,026  Pinnacle Entertainment, Inc., Tranche B-2 Term Loan ....      3.75%        08/13/20            821,932
         545,262  ROC Finance LLC, Funded Term B Loan ....................      5.00%        06/20/19            531,631
         479,357  Station Casinos, Inc., B Term Loan .....................      4.25%        03/02/20            477,358
                                                                                                         ---------------
                                                                                                               9,756,316
                                                                                                         ---------------

                  COAL & CONSUMABLE FUELS - 0.2%
         394,475  Arch Coal, Inc., Term Loan .............................      6.25%        05/16/18            386,163
                                                                                                         ---------------

                  COMMUNICATIONS EQUIPMENT - 0.9%
       1,388,937  Alcatel-Lucent USA, Inc., New Term Loan C...............      4.50%        01/30/19          1,385,215


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  COMMUNICATIONS EQUIPMENT (CONTINUED)
$        185,415  Mitel Networks Corp., Term Loan ........................      5.25%        01/31/20    $       185,879
                                                                                                         ---------------
                                                                                                               1,571,094
                                                                                                         ---------------

                  COMPUTER HARDWARE - 1.7%
       2,828,331  Dell, Inc., Term B Loan ................................      4.50%        04/29/20          2,820,553
         123,259  Dell, Inc., Term C Loan ................................      3.75%        10/29/18            122,676
                                                                                                         ---------------
                                                                                                               2,943,229
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.1%
         115,518  Navistar, Inc., Tranche B Term Loan ....................      5.75%        08/17/17            116,191
                                                                                                         ---------------

                  CONSUMER FINANCE - 1.5%
         345,510  Altisource Solutions S.A.R.L., Term B Loan .............      4.50%        12/09/20            344,001
       1,135,625  Ocwen Loan Servicing LLC, Initial Term Loan ............      5.00%        02/15/18          1,136,340
       1,084,167  Walter Investment Management Corp., Tranche B Term
                     Loan ................................................      4.75%        12/18/20          1,067,005
                                                                                                         ---------------
                                                                                                               2,547,346
                                                                                                         ---------------

                  DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
       1,125,000  Interactive Data Corp., Term Loan ......................      4.75%        05/02/21          1,126,755
         498,750  Sungard Availability Services Capital, Term Loan B .....      6.00%        03/29/19            493,762
                                                                                                         ---------------
                                                                                                               1,620,517
                                                                                                         ---------------

                  DISTRIBUTORS - 1.0%
       1,489,873  HD Supply, Inc., Term Loan 2014 ........................      4.00%        06/28/18          1,487,385
         199,500  Interline Brands, Inc., 1st Lien Term Loan .............      4.00%        03/21/21            197,838
                                                                                                         ---------------
                                                                                                               1,685,223
                                                                                                         ---------------

                  DIVERSIFIED CHEMICALS - 1.2%
       2,000,000  Huntsman International LLC, Term Loan B ................      3.75%        10/31/20          1,996,880
                                                                                                         ---------------

                  DIVERSIFIED SUPPORT SERVICES - 0.6%
       1,023,429  SMG Holdings, Inc., Term Loan B ........................      4.50%        02/27/20          1,023,429
                                                                                                         ---------------

                  ELECTRIC UTILITIES - 0.0%
         100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (c) (d)....................      4.74%        10/10/14             76,125
                                                                                                         ---------------

                  ENVIRONMENTAL & FACILITIES SERVICES - 0.9%
         750,000  ServiceMaster Co., Initial Term Loan ...................      4.25%        07/01/21            739,373
         796,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term
                     Loan (First Lien) ...................................      4.75%        01/15/21            795,339
                                                                                                         ---------------
                                                                                                               1,534,712
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE EQUIPMENT - 1.2%
$        222,764  Biomet, Inc., Dollar Term B-2 Loan .....................  3.66%-3.73%      07/25/17    $       222,332
         460,732  Carestream Health, Inc. (Onex Carestream Finance L.P.),
                     Term Loan (First Lien 2013) .........................      5.00%        06/07/19            460,990
         570,076  DJO Finance LLC (ReAble Therapeutics Finance LLC), New
                     Tranche B Term Loan .................................      4.25%        09/15/17            570,384
         300,000  Ikaria, Inc., Initial Term Loan (First Lien) ...........      5.00%        02/12/21            300,189
         544,884  Kinetic Concepts, Inc., Dollar Term E-1 Loan ...........      4.00%        05/04/18            542,612
                                                                                                         ---------------
                                                                                                               2,096,507
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 1.4%
         796,000  CHS/Community Health Systems, Inc., 2021 Term D Loan ...      4.25%        01/27/21            796,796
         300,000  Surgery Centers Holdings, Inc., 1st Lien Term Loan .....      5.25%        07/24/20            300,000
         664,898  Surgical Care Affiliates LLC, Class B Term Loan -
                     Extending ...........................................      4.23%        12/29/17            659,911
         676,913  Surgical Care Affiliates LLC, Class C Incremental ......      4.00%        06/30/18            672,397
          49,128  United Surgical Partners International, Inc., New
                     Tranche B Term Loan .................................      4.75%        04/03/19             48,883
                                                                                                         ---------------
                                                                                                               2,477,987
                                                                                                         ---------------

                  HEALTH CARE SERVICES - 3.9%
         356,250  CareCore National LLC, Term Loan .......................      5.50%        03/05/21            357,736
         993,647  CHG Healthcare Services, Inc., Term Loan (First Lien)...      4.25%        11/19/19            992,405
       1,150,000  Curo Health Services Holdings, Inc., Initial Term Loan
                     (First Lien) ........................................      5.75%        06/08/20          1,132,750
         938,665  Envision Healthcare Corp. (Emergency Medical Services
                     Corp.), Initial Term Loan ...........................      4.00%        05/25/18            937,689
         748,120  Gentiva Health Services, Inc., Initial Term B Loan .....      6.50%        10/18/19            748,419
         240,625  Gentiva Health Services, Inc., Initial Term C Loan .....      5.75%        10/18/18            239,949
       1,083,333  Healogics, Inc., Initial Term Loan (First Lien) ........      5.25%        07/01/21          1,080,896
         380,075  Heartland Dental Care LLC, Incremental Term Loan .......      5.50%        12/21/18            380,714
         806,562  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First
                     lien) ...............................................      4.25%        07/03/19            804,206
                                                                                                         ---------------
                                                                                                               6,674,764
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SUPPLIES - 0.2%
$        430,502  Sage Products Holdings III LLC, Replacement Term Loan
                     (First Lien) ........................................      4.25%        12/13/19    $       430,773
                                                                                                         ---------------

                  HEALTH CARE TECHNOLOGY - 1.1%
         600,000  Connolly Holdings, Inc., Initial Term Loan (First
                     Lien) ...............................................      5.00%        05/14/21            603,300
         124,375  Healthport Technologies LLC (CT Technologies
                     Intermediate Holdings Inc.), Term Loan B ............      5.25%        10/04/19            124,686
         288,649  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term
                     Loan ................................................      4.75%        05/02/18            288,888
         400,000  TriZetto Group, Inc. (TZ Merger Sub, Inc.), Term
                     Loan (Second Lien)                                         8.50%        03/28/19            402,000
         544,115  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                     Term Loan B .........................................      4.50%        05/31/19            538,674
                                                                                                         ---------------
                                                                                                               1,957,548
                                                                                                         ---------------

                  HOMEFURNISHING RETAIL - 1.3%
       2,168,598  Serta Simmons Holdings LLC, Term Loan B ................      4.25%        10/01/19          2,167,362
                                                                                                         ---------------

                  HOTELS, RESORTS & CRUISE LINES - 1.2%
         680,920  Extended Stay America (ESH Hospitality, Inc.), Term
                     Loan ................................................      5.00%        06/24/19            688,580
       1,154,286  La Quinta Intermediate Holdings LLC, Initial Term
                     Loan ................................................      4.00%        04/14/21          1,149,242
         315,000  Orient Express Hotels (Belmond Interfin Ltd.), Dollar
                     Term Loan ...........................................      5.00%        03/19/21            315,592
                                                                                                         ---------------
                                                                                                               2,153,414
                                                                                                         ---------------

                  HOUSEHOLD APPLIANCES - 0.2%
         399,316  Alliance Laundry Systems LLC, Initial Term Loan (First
                     Lien) ...............................................   4.25%-5.25%     12/10/18            399,983
                                                                                                         ---------------

                  HYPERMARKETS & SUPER CENTERS - 1.4%
         232,246  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                     Loan (Second Lien) ..................................      8.50%        03/26/20            235,149
       2,151,476  BJ's Wholesale Club, Inc., New 2013 (November)
                     Replacement Loan (First Lien) .......................      4.50%        09/26/19          2,138,481
                                                                                                         ---------------
                                                                                                               2,373,630
                                                                                                         ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
         641,587  Calpine Corp., Term Loan ...............................      4.00%        10/09/19            641,587
                                                                                                         ---------------

                  INDUSTRIAL CONGLOMERATES - 0.4%
         466,475  Gardner Denver, Inc., Initial Dollar Term Loan .........      4.25%        07/30/20            463,877
         191,530  Hamilton Sundstrand Industrial (Silver II US Holdings
                     LLC), Refinancing Term Loan .........................      4.00%        12/13/19            190,532
                                                                                                         ---------------
                                                                                                                 654,409
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INDUSTRIAL MACHINERY - 0.8%
$         53,859  Dematic Holdings (Mirror Bidco Corp.), Term Loan B .....      4.25%        12/28/19    $        53,792
         583,546  Filtration Group Corp., Term Loan (First Lien) .........      4.50%        11/20/20            584,030
         671,633  Husky Injection Molding Systems Ltd., New Term Loan ....      4.25%        06/30/21            671,915
                                                                                                         ---------------
                                                                                                               1,309,737
                                                                                                         ---------------

                  INSURANCE BROKERS - 1.6%
         323,219  Amwins Group LLC, New Term Loan (First Lien) ...........      5.00%        09/06/19            323,083
         836,616  Confie Seguros Holding II Co., Term B Loan (First
                     Lien) ...............................................      5.75%        11/09/18            837,310
         297,000  Cooper Gay Swett & Crawford Ltd., Term Loan (First
                     Lien) ...............................................      5.00%        04/16/20            284,378
         180,000  Cooper Gay Swett & Crawford Ltd., Term Loan (Second
                     Lien) ...............................................      8.25%        10/16/20            171,000
       1,069,943  HUB International Ltd., Initial Term Loan (New) ........      4.25%        10/02/20          1,064,786
          98,878  USI, Inc. (Compass Investors, Inc.), Initial Term
                     Loan ................................................      4.25%        12/27/19             98,507
                                                                                                         ---------------
                                                                                                               2,779,064
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 2.7%
         494,201  Avaya, Inc., Term B-3 Loan .............................      4.73%        10/26/17            477,626
       1,390,744  Cincinnati Bell, Inc., Tranche B Term Loan .............      4.00%        09/10/20          1,386,405
       1,403,052  Numericable U.S. LLC, Dollar Denominated Tranche B-1
                     Loan ................................................      4.50%        05/21/20          1,404,581
       1,213,831  Numericable U.S. LLC, Dollar Denominated Tranche B-2
                     Loan ................................................      4.50%        05/21/20          1,215,154
         148,564  XO Communications LLC, Initial Term Loan................      4.25%        03/20/21            148,564
                                                                                                         ---------------
                                                                                                               4,632,330
                                                                                                         ---------------

                  IT CONSULTING & OTHER SERVICES - 0.0%
          37,596  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.),
                     Term Loan ...........................................      7.00%        12/07/18             37,972
                                                                                                         ---------------

                  LEISURE FACILITIES - 0.4%
         665,000  Planet Fitness Holdings LLC, Term Loan .................      4.75%        03/31/21            663,963
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 3.1%
         643,467  Immucor, Inc., Term B-2 Loan ...........................      5.00%        08/19/18            644,072
       2,350,317  InVentiv Health, Inc., TLB-4 ...........................      7.75%        05/15/18          2,362,069
         800,000  Millennium Laboratories LLC, Tranche B Term Loan .......      5.25%        04/16/21            800,000
       1,083,333  Ortho-Clinical Diagnostics, Inc., Initial Term Loan ....      4.75%        06/30/21          1,080,625
         500,000  Sterigenics International (STHI Intermediate Holding
                     Corp.), Term Loan B .................................      4.50%        08/06/21            497,815
                                                                                                         ---------------
                                                                                                               5,384,581
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  METAL & GLASS CONTAINERS - 0.4%
$        250,000  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance
                     S.A.), New Term Loan ................................      4.00%        12/17/19    $       248,855
         148,500  Berlin Packaging LLC, Term Loan B ......................      4.75%        04/02/19            148,908
         300,000  Mauser Holdings GmBH, 1st Lien Term Loan ...............      4.50%        06/30/21            298,314
                                                                                                         ---------------
                                                                                                                 696,077
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 2.2%
       2,494,987  Formula One (Alpha Topco Ltd.), Term Loan B ............      4.75%        07/31/21          2,477,847
         125,000  Lions Gate Entertainment Corp., Loan ...................      5.00%        07/19/20            126,562
         500,000  Metro-Goldwyn-Mayer Studios, Loan (Second Lien) ........      5.13%        06/26/20            504,585
         100,000  TWCC Holding Corp., Term Loan (Second Lien) ............      7.00%        06/26/20             98,250
          89,250  Village Roadshow Films (BVI) Limited, Ultimates
                     Facility Tranche A-2 ................................      4.75%        11/21/17             90,143
         500,000  WME IMG Worldwide, Inc., Term Loan (First Lien) ........      5.25%        05/06/21            495,750
                                                                                                         ---------------
                                                                                                               3,793,137
                                                                                                         ---------------

                  OIL & GAS EXPLORATION & PRODUCTION - 0.5%
         472,222  American Energy Marcellus Holdings LLC, 2nd Lien TL ....      8.50%        08/04/21            472,812
         400,000  American Energy Marcellus Holdings LLC, Term Loan B ....      5.25%        08/04/20            398,500
                                                                                                         ---------------
                                                                                                                 871,312
                                                                                                         ---------------

                  OIL & GAS REFINING & MARKETING - 0.1%
         133,333  CITGO Petroleum Corp., Term Loan B .....................      4.50%        07/23/21            133,777
                                                                                                         ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES - 2.6%
         730,809  American Beacon Advisors, Inc., Initial Term Loan ......      4.75%        11/22/19            734,463
       1,000,000  First Data Corp., 2021 New Dollar Term Loan ............      4.16%        03/24/21            994,690
         620,313  Guggenheim Partners Investment Management Holdings LLC,
                     Initial Term Loan ...................................      4.25%        07/22/20            618,762
         337,802  Moneygram International, Inc., Term Loan ...............      4.25%        03/27/20            331,805
         576,650  National Financial Partners Corp., Term Loan B
                     (July 2014) .........................................      4.50%        07/01/20            574,245
         995,000  Santander Asset Management (SAM Finance Lux S.A.R.L),
                     Dollar Term Loan ....................................      4.25%        12/17/20            995,627


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OTHER DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$        144,453  Transfirst Holdings, Inc., Term B-2 Loan (First Lien)...      4.00%        12/27/17    $       143,369
                                                                                                         ---------------
                                                                                                               4,392,961
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 2.8%
         731,127  Blue Buffalo Co. Ltd., Term B-3 Loan ...................      4.00%        08/08/19            730,820
         969,675  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B ...      5.00%        07/09/20            968,870
         398,000  Del Monte Foods, Inc., Initial Loan (First Lien) .......      4.25%        02/18/21            394,685
         695,344  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                     Initial Term Loan ...................................      7.50%        06/06/18            688,391
         375,000  Hearthside Food Solutions LLC, Term Loan ...............      4.50%        06/02/21            374,415
         521,063  JBS USA LLC, Incremental Term Loan .....................      3.75%        09/18/20            514,549
       1,114,208  New HB Acquisition LLC, Term B Loan ....................      6.75%        04/09/20          1,146,241
                                                                                                         ---------------
                                                                                                               4,817,971
                                                                                                         ---------------

                  PAPER PACKAGING - 0.1%
         149,250  Exopack Holding Corp., Term Loan B .....................      5.25%        04/30/19            150,650
          49,253  Reynolds Group Holdings, Inc., Incremental U.S. Term
                     Loan ................................................      4.00%        12/01/18             49,109
                                                                                                         ---------------
                                                                                                                 199,759
                                                                                                         ---------------

                  PHARMACEUTICALS - 2.9%
         187,500  Akorn, Inc., Add-on Term Loan ..........................      4.50%        04/17/21            187,266
         227,273  Akorn, Inc., Loan ......................................      4.50%        04/17/21            226,704
       1,333,333  Catalent Pharma Solutions, Inc., Dollar Term Loan ......      4.50%        05/20/21          1,336,107
       1,463,079  Par Pharmaceutical Cos., Inc., Term B-2 Loan ...........      4.00%        09/30/19          1,456,495
         600,000  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial
                     Dollar Term .........................................      4.25%        03/11/21            593,628
         390,000  Salix Pharmaceuticals Ltd., Term Loan ..................      4.25%        01/02/20            391,244
         796,197  Valeant Pharmaceuticals International, Inc., Series E-1
                     TrancheB Term Loan ..................................      3.75%        08/05/20            793,314
                                                                                                         ---------------
                                                                                                               4,984,758
                                                                                                         ---------------

                  PROPERTY & CASUALTY INSURANCE - 0.7%
         592,481  Cunningham Lindsey U.S., Inc., Initial Term Loan
                     (First Lien) ........................................      5.00%        12/10/19            589,027
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien) .......................................      6.75%        02/28/22            598,248
                                                                                                         ---------------
                                                                                                               1,187,275
                                                                                                         ---------------

                  PUBLISHING - 0.9%
         349,125  Cengage Learning Acquisitions, Inc., Term Loan .........      7.00%        03/15/20            350,724


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PUBLISHING (CONTINUED)
$      1,246,875  Mergermarket USA, Inc., 2014 Incremental Term Loan .....      4.50%        02/04/21    $     1,225,055
                                                                                                         ---------------
                                                                                                               1,575,779
                                                                                                         ---------------

                  REAL ESTATE OPERATING COMPANIES - 0.5%
         900,000  ClubCorp Club Operations, Inc., New Term Loan ..........      4.00%        07/24/20            894,942
                                                                                                         ---------------

                  REAL ESTATE SERVICES - 0.1%
         246,884  Realogy Corp., Initial Term B Loan 2014 ................      3.75%        03/05/20            244,416
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 1.8%
         299,247  Acosta, Inc., Term B Loan (2013) .......................      4.25%        03/02/18            299,097
          29,032  Advantage Sales & Marketing, Inc., Delayed Draw Term
                     Loan ................................................      4.25%        07/01/21             28,858
         870,968  Advantage Sales & Marketing, Inc., Term Loan B (July
                     2014) ...............................................      4.25%        07/23/21            865,742
         398,000  CPA Global (Redtop Acquisitions Ltd.), Initial Dollar
                     Term Loan (First Lien) ..............................      4.50%        12/03/20            399,990
         413,596  Information Resources, Inc., Term Loan .................      4.75%        09/30/20            413,856
       1,047,375  TransUnion LLC, 2014 Replacement Term Loan .............      4.00%        04/09/21          1,043,259
                                                                                                         ---------------
                                                                                                               3,050,802
                                                                                                         ---------------

                  RESTAURANTS - 0.8%
         331,667  Arby's Restaurant Group (ARG IH Corp.), Term Loan ......      5.00%        11/15/20            330,632
         150,000  Dave & Buster's, Inc., Term Loan B .....................      4.50%        07/23/20            149,907
         393,867  Focus Brands, Inc., Refinancing Term Loan (First
                     Lien) ...............................................      4.25%        02/21/18            393,209
          50,000  Focus Brands, Inc., Term Loan (Second Lien) ............     10.25%        08/21/18             50,690
         428,571  Red Lobster Management LLC, Term Loan B ................      6.25%        07/31/21            426,428
                                                                                                         ---------------
                                                                                                               1,350,866
                                                                                                         ---------------

                  RETAIL REITS - 0.1%
         100,000  Capital Automotive LLC, Term Loan (Second Lien) ........      6.00%        04/30/20            102,156
                                                                                                         ---------------

                  SECURITY & ALARM SERVICES - 0.1%
          30,403  Garda World Security Corp., Term B Delayed Draw Loan ...      4.00%        11/06/20             30,308
         118,549  Garda World Security Corp., Term Loan B ................      4.00%        10/18/20            118,179
                                                                                                         ---------------
                                                                                                                 148,487
                                                                                                         ---------------

                  SEMICONDUCTORS - 0.6%
         744,384  Freescale Semiconductor, Inc., Tranche B-4 Term Loan ...      4.25%        02/28/20            740,045
         238,200  Freescale Semiconductor, Inc., Tranche B5 Term Loan ....      5.00%        01/15/21            238,100
                                                                                                         ---------------
                                                                                                                 978,145
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALIZED CONSUMER SERVICES - 1.1%
$      1,524,338  Asurion LLC, Incremental Tranche B-1 Term Loan .........      5.00%        05/24/19    $     1,528,301
         352,941  Asurion LLC, Term Loan (Second Lien) ...................      8.50%        03/03/21            361,472
                                                                                                         ---------------
                                                                                                               1,889,773
                                                                                                         ---------------

                  SPECIALIZED FINANCE - 1.2%
         739,885  AlixPartners LLP, 2014 January Replacement Term B-2 Loan
                     (First Lien) ........................................      4.00%        07/10/20            737,111
         743,140  Duff & Phelps Corp., Initial Term Loan .................      4.50%        04/23/20            742,909
         521,119  FLY Leasing Limited (Fly Funding II S.A.R.L), Loan .....      4.50%        08/09/19            521,119
                                                                                                         ---------------
                                                                                                               2,001,139
                                                                                                         ---------------

                  SPECIALTY CHEMICALS - 1.3%
          61,808  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-1
                     Term Loan ...........................................      4.50%        10/03/19             61,770
          32,069  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-2
                     Term Loan ...........................................      4.50%        10/03/19             32,049
         281,409  Arizona Chemical (AZ Chem US, Inc.), Initial Term
                     Loan ................................................      4.50%        06/10/22            282,642
         397,244  Axalta Coating Systems U.S. Holdings, Inc., Refinanced
                     Term B Loan .........................................      4.00%        02/01/20            394,546
         400,000  Emerald Performance Materials LLC, Term Loan B .........      4.50%        07/31/21            399,332
         396,000  MacDermid, Inc., Tranche B Term Loan (First Lien) ......      4.00%        06/07/20            395,259
         396,730  NuSil Technology LLC, Term Loan ........................      5.25%        04/07/17            388,796
          49,109  Omnova Solutions, Inc., Term B-1 Loan ..................      4.25%        05/31/18             49,171
          25,473  Polymer Group, Inc., Amendment No. 1 Delayed Draw
                     Incremental Loan (e) ................................      2.13% (f)    12/19/19             25,537
         259,706  Polymer Group, Inc., Initial Loan ......................      5.25%        12/19/19            260,223
                                                                                                         ---------------
                                                                                                               2,289,325
                                                                                                         ---------------

                  SPECIALTY STORES - 0.3%
         498,652  Toys "R" US-Delaware, Inc., Initial Loan ...............      6.00%        09/01/16            458,137
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 1.8%
         192,581  Applied Systems, Inc., Initial Term Loan (First Lien)...      4.25%        01/25/21            191,810
         225,000  Applied Systems, Inc., Initial Term Loan (Second
                     Lien) ...............................................      7.50%        01/24/22            227,138
       2,523,998  BMC Software Finance, Inc., Initial US Term Loan .......      5.00%        09/10/20          2,505,068
         247,617  Websense, Inc., Term Loan (First Lien) .................      4.50%        06/25/20            247,773
                                                                                                         ---------------
                                                                                                               3,171,789
                                                                                                         ---------------

                  TRUCKING - 0.1%
         148,125  SIRVA Worldwide, Inc., Loan ............................      7.50%        03/27/19            150,717
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                                STATED
      VALUE                             DESCRIPTION                            RATE (a)    MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  WIRELESS TELECOMMUNICATION SERVICES - 0.1%
$         99,000  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                     Networks, Inc.), Term B Loan (First Lien) ...........      4.00%        04/13/20    $        98,526
          79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                     Networks, Inc.), Term Loan (Second Lien) ............      8.00%        04/12/21             79,458
                                                                                                         ---------------
                                                                                                                 177,984
                                                                                                         ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................      119,712,036
                  (Cost $119,907,448)                                                                    ---------------

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 21.4%

                  AEROSPACE & DEFENSE - 0.1%
         100,000  GenCorp, Inc. ..........................................      7.13%        03/15/21            108,730
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.1%
         125,000  Pinnacle Operating Corp. (g)............................      9.00%        11/15/20            134,688
                                                                                                         ---------------

                  AIRLINES - 0.3%
         540,000  United Continental Holdings, Inc. ......................      6.38%        06/01/18            579,150
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 1.1%
       1,500,000  DigitalGlobe, Inc. (g)..................................      5.25%        02/01/21          1,475,625
         500,000  Level 3 Escrow II, Inc. (g).............................      5.38%        08/15/22            491,875
                                                                                                         ---------------
                                                                                                               1,967,500
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 0.9%
         100,000  ACI Worldwide, Inc. (g).................................      6.38%        08/15/20            105,750
          62,000  Audatex North America, Inc. (g).........................      6.00%        06/15/21             65,255
          63,000  Audatex North America, Inc. (g).........................      6.13%        11/01/23             66,150
         350,000  Epicor Software Corp. ..................................      8.63%        05/01/19            374,500
       1,000,000  Infor Software Parent LLC/Infor Software Parent,
                     Inc. (g) (h) ........................................      7.13%        05/01/21            995,000
                                                                                                         ---------------
                                                                                                               1,606,655
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 0.3%
         250,000  American Axle & Manufacturing, Inc. ....................      6.25%        03/15/21            266,250
         250,000  Dana Holding Corp. .....................................      5.38%        09/15/21            257,500
                                                                                                         ---------------
                                                                                                                 523,750
                                                                                                         ---------------

                  AUTOMOBILE MANUFACTURERS - 0.0%
          50,000  Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. ......      8.25%        06/15/21             55,250
                                                                                                         ---------------

                  BROADCASTING - 1.5%
         500,000  Gray Television, Inc. ..................................      7.50%        10/01/20            525,625
         188,000  Nexstar Broadcasting, Inc. .............................      6.88%        11/15/20            200,220
         250,000  Sinclair Television Group, Inc. ........................      6.38%        11/01/21            263,750
         500,000  Sinclair Television Group, Inc. ........................      6.13%        10/01/22            518,750


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  BROADCASTING (CONTINUED)
$      1,000,000  Sinclair Television Group, Inc. (g).....................      5.63%        08/01/24    $       991,250
                                                                                                         ---------------
                                                                                                               2,499,595
                                                                                                         ---------------

                  BUILDING PRODUCTS - 0.6%
         250,000  Allegion US Holding Co., Inc. ..........................      5.75%        10/01/21            263,750
         125,000  American Builders & Contractors Supply Co., Inc. (g)....      5.63%        04/15/21            125,625
         100,000  BC Mountain LLC/BC Mountain Finance, Inc. (g)...........      7.00%        02/01/21             96,500
         500,000  Hillman Group (The), Inc. (g)...........................      6.38%        07/15/22            495,000
                                                                                                         ---------------
                                                                                                                 980,875
                                                                                                         ---------------

                  CABLE & SATELLITE - 0.9%
         500,000  CCO Holdings I LLC/CCO Holdings Capital Corp. ..........      6.50%        04/30/21            521,875
       1,000,000  Cequel Communications Holdings I LLC/Cequel Capital
                     Corp. (g) ...........................................      5.13%        12/15/21            967,500
                                                                                                         ---------------
                                                                                                               1,489,375
                                                                                                         ---------------

                  CASINOS & GAMING - 1.1%
         550,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                     Properties Finance, Inc. (g) ........................      9.38%        05/01/22            555,156
         125,000  Churchill Downs, Inc. (g)...............................      5.38%        12/15/21            126,934
          50,000  MGM Resorts International ..............................      8.63%        02/01/19             58,500
         500,000  MGM Resorts International ..............................      7.75%        03/15/22            576,250
         125,000  Pinnacle Entertainment, Inc. ...........................      6.38%        08/01/21            129,375
         500,000  Station Casinos LLC ....................................      7.50%        03/01/21            531,250
                                                                                                         ---------------
                                                                                                               1,977,465
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.0%
          50,000  Oshkosh Corp. ..........................................      5.38%        03/01/22             51,375
                                                                                                         ---------------

                  CONSUMER FINANCE - 0.2%
         125,000  Nationstar Mortgage LLC/Nationstar Capital Corp. .......      6.50%        08/01/18            124,375
         250,000  Ocwen Financial Corp. (g)...............................      6.63%        05/15/19            256,250
                                                                                                         ---------------
                                                                                                                 380,625
                                                                                                         ---------------

                  FOOD DISTRIBUTORS - 0.2%
         312,000  KeHE Distributors LLC/KeHE Finance Corp. (g)............      7.63%        08/15/21            336,765
                                                                                                         ---------------

                  HEALTH CARE EQUIPMENT - 1.1%
         333,000  Alere, Inc. ............................................      6.50%        06/15/20            342,157
         400,000  Kinetic Concepts, Inc./KCI USA, Inc. ...................     10.50%        11/01/18            444,000
       1,000,000  Kinetic Concepts, Inc./KCI USA, Inc. ...................     12.50%        11/01/19          1,123,800
                                                                                                         ---------------
                                                                                                               1,909,957
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 3.5%
         600,000  AmSurg Corp. (g)........................................      5.63%        07/15/22            612,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTH CARE FACILITIES (CONTINUED)
$      1,600,000  CHS/Community Health Systems, Inc. (g)..................      6.88%        02/01/22    $     1,644,000
         250,000  LifePoint Hospitals, Inc. (g)...........................      5.50%        12/01/21            256,250
       1,000,000  Select Medical Corp. ...................................      6.38%        06/01/21          1,030,000
         500,000  Tenet Healthcare Corp. .................................      6.00%        10/01/20            523,750
       1,500,000  Tenet Healthcare Corp. .................................      8.13%        04/01/22          1,680,000
         250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (g)...      9.50%        06/15/17            243,750
                                                                                                         ---------------
                                                                                                               5,989,750
                                                                                                         ---------------

                  HEALTH CARE SERVICES - 0.1%
         250,000  DaVita HealthCare Partners, Inc. .......................      5.13%        07/15/24            246,719
                                                                                                         ---------------

                  HOME ENTERTAINMENT SOFTWARE - 0.2%
         125,000  Activision Blizzard, Inc. (g)...........................      5.63%        09/15/21            131,562
         125,000  Activision Blizzard, Inc. (g)...........................      6.13%        09/15/23            135,000
                                                                                                         ---------------
                                                                                                                 266,562
                                                                                                         ---------------

                  HYPERMARKETS & SUPER CENTERS - 0.3%
         500,000  C&S Group Enterprises LLC (g)...........................      5.38%        07/15/22            493,750
                                                                                                         ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
         500,000  NRG Energy, Inc. (g)....................................      6.25%        07/15/22            517,500
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.4%
         100,000  T-Mobile USA, Inc. .....................................      5.25%        09/01/18            103,375
         500,000  Windstream Corp. .......................................      7.75%        10/01/21            541,875
                                                                                                         ---------------
                                                                                                                 645,250
                                                                                                         ---------------

                  LEISURE FACILITIES - 0.1%
         250,000  Cedar Fair L.P./Canada's Wonderland Co./Magnum
                     Management Corp. ....................................      5.25%        03/15/21            253,750
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 1.3%
       1,500,000  Crimson Merger Sub, Inc. (g)............................      6.63%        05/15/22          1,434,375
         500,000  Immucor, Inc. ..........................................     11.13%        08/15/19            552,500
         250,000  inVentiv Health, Inc. (g)...............................     11.00%        08/15/18            226,875
                                                                                                         ---------------
                                                                                                               2,213,750
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 0.1%
         125,000  Cinemark USA, Inc. .....................................      4.88%        06/01/23            122,813
                                                                                                         ---------------

                  OFFICE REITS - 0.2%
         375,000  DuPont Fabros Technology L.P. ..........................      5.88%        09/15/21            384,375
                                                                                                         ---------------

                  OIL & GAS EXPLORATION & PRODUCTION - 0.9%
         500,000  American Energy-Permian Basin LLC/AEPB Finance
                     Corp. (g) ...........................................      7.13%        11/01/20            483,125
         125,000  American Energy-Permian Basin LLC/AEPB Finance
                     Corp. (g) ...........................................      7.38%        11/01/21            120,781
         250,000  Oasis Petroleum, Inc. (g)...............................      6.88%        03/15/22            271,875
         500,000  Rice Energy, Inc. (g)...................................      6.25%        05/01/22            497,500


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
$        125,000  Sanchez Energy Corp. (g)................................      6.13%        01/15/23    $       125,000
                                                                                                         ---------------
                                                                                                               1,498,281
                                                                                                         ---------------

                  OIL & GAS REFINING & MARKETING - 0.5%
         750,000  CITGO Petroleum Corp. (g)...............................      6.25%        08/15/22            774,375
          62,500  Murphy Oil USA, Inc. ...................................      6.00%        08/15/23             66,094
                                                                                                         ---------------
                                                                                                                 840,469
                                                                                                         ---------------

                  OIL & GAS STORAGE & TRANSPORTATION - 0.5%
          62,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                     Finance Corp. (g) ...................................      6.13%        03/01/22             64,325
          50,000  Regency Energy Partners L.P./Regency Energy Finance
                     Corp. ...............................................      5.88%        03/01/22             52,500
         125,000  Regency Energy Partners L.P./Regency Energy Finance
                     Corp. ...............................................      5.00%        10/01/22            123,594
         250,000  Rose Rock Midstream L.P./Rose Rock Finance Corp. (g)....      5.63%        07/15/22            251,250
         188,000  Summit Midstream Holdings LLC/Summit Midstream Finance
                     Corp. ...............................................      5.50%        08/15/22            188,470
         175,000  Tesoro Logistics L.P./Tesoro Logistics Finance Corp. ...      6.13%        10/15/21            182,875
                                                                                                         ---------------
                                                                                                                 863,014
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 0.6%
         500,000  Darling Ingredients, Inc. (g)...........................      5.38%        01/15/22            515,625
         500,000  JBS USA LLC/JBS USA Finance, Inc. (g) ..................      7.25%        06/01/21            537,500
                                                                                                         ---------------
                                                                                                               1,053,125
                                                                                                         ---------------

                  PHARMACEUTICALS - 0.3%
         500,000  Par Pharmaceutical Cos., Inc. ..........................      7.38%        10/15/20            536,250
                                                                                                         ---------------

                  RESTAURANTS - 0.2%
         300,000  Seminole Hard Rock Entertainment, Inc./Seminole Hard
                     Rock International LLC (g) ..........................      5.88%        05/15/21            292,500
                                                                                                         ---------------

                  SEMICONDUCTORS - 0.1%
         125,000  Magnachip Semiconductor Corp. ..........................      6.63%        07/15/21            121,875
                                                                                                         ---------------

                  SPECIALIZED CONSUMER SERVICES - 0.1%
         250,000  Aramark Services, Inc. .................................      5.75%        03/15/20            258,750
                                                                                                         ---------------

                  SPECIALTY CHEMICALS - 0.5%
         500,000  Chemtura Corp. .........................................      5.75%        07/15/21            512,500
         400,000  Hexion U.S. Finance Corp. ..............................      6.63%        04/15/20            418,000
                                                                                                         ---------------
                                                                                                                 930,500
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 0.4%
         125,000  BMC Software Finance, Inc. (g)..........................      8.13%        07/15/21            125,000


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  SYSTEMS SOFTWARE (CONTINUED)
$        500,000  BMC Software, Inc. .....................................      7.25%        06/01/18    $       502,500
                                                                                                         ---------------
                                                                                                                 627,500
                                                                                                         ---------------

                  TRADING COMPANIES & DISTRIBUTORS - 0.7%
         600,000  BlueLine Rental Finance Corp. (g).......................      7.00%        02/01/19            625,500
         500,000  Vander Intermediate Holding II Corp. (g) (i)............      9.75%        02/01/19            526,250
                                                                                                         ---------------
                                                                                                               1,151,750
                                                                                                         ---------------

                  TRUCKING - 0.1%
         125,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. ...      5.50%        04/01/23            125,625
                                                                                                         ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 1.6%
       1,350,000  Sprint Corp. (g)........................................      7.25%        09/15/21          1,442,812
       1,000,000  Sprint Corp. (g)........................................      7.88%        09/15/23          1,072,500
         200,000  T-Mobile USA, Inc. .....................................      6.63%        04/01/23            211,000
                                                                                                         ---------------
                                                                                                               2,726,312
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS AND NOTES......................................................       36,761,925
                  (Cost $36,301,522)                                                                     ---------------


FOREIGN CORPORATE BONDS AND NOTES - 4.0%

                  AEROSPACE & DEFENSE - 0.2%
         333,000  Bombardier, Inc. (g).................................         6.00%        10/15/22            326,756
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 1.0%
       1,750,000  Intelsat Luxembourg S.A. ............................         7.75%        06/01/21          1,795,937
                                                                                                         ---------------

                  DIVERSIFIED CHEMICALS - 0.4%
         417,000  INEOS Group Holdings S.A. (g)........................         6.13%        08/15/18            422,734
         250,000  INEOS Group Holdings S.A. (g)........................         5.88%        02/15/19            253,125
                                                                                                         ---------------
                                                                                                                 675,859
                                                                                                         ---------------

                  METAL & GLASS CONTAINERS - 0.5%
          62,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (g) ............................................      6.25%        01/31/19             62,000
         114,706  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (g) ............................................      7.00%        11/15/20            113,559
         750,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (g) ............................................      6.75%        01/31/21            750,000
                                                                                                         ---------------
                                                                                                                 925,559
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 0.1%
         125,000  Nielsen Co. Luxembourg S.A.R.L. (The) (g)...............      5.50%        10/01/21            127,813
                                                                                                         ---------------

                  OIL & GAS EQUIPMENT & SERVICES - 0.3%
         500,000  Niska Gas Storage Canada ULC/Niska Gas Storage Canada
                     Finance Corp. (g) ...................................      6.50%        04/01/19            476,875
                                                                                                         ---------------

                  OIL & GAS EXPLORATION & PRODUCTION - 0.3%
         500,000  Tullow Oil PLC (g)...................................         6.00%        11/01/20            510,000
                                                                                                         ---------------


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)

    PRINCIPAL                                                                  STATED        STATED
      VALUE                             DESCRIPTION                            COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  PHARMACEUTICALS - 1.0%
$      1,200,000  Capsugel S.A. (g) (j)...................................      7.00%        05/15/19    $     1,211,250
         500,000  Mallinckrodt International Finance S.A./ Mallinckrodt
                     CB LLC (g) ..........................................      5.75%        08/01/22            503,125
                                                                                                         ---------------
                                                                                                               1,714,375
                                                                                                         ---------------

                  SECURITY & ALARM SERVICES - 0.2%
         250,000  Garda World Security Corp. (g)..........................      7.25%        11/15/21            255,625
                                                                                                         ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................        6,808,799
                  (Cost $6,913,270)                                                                      ---------------

                  TOTAL INVESTMENTS - 95.1%............................................................      163,282,760
                  (Cost $163,122,240) (k)

                  NET OTHER ASSETS AND LIABILITIES - 4.9%..............................................        8,410,454
                                                                                                         ---------------
                  NET ASSETS - 100.0%..................................................................  $   171,693,214
                                                                                                         ===============

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This issuer has filed for protection in federal bankruptcy court.

(d) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(e) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2C - Unfunded Loan Commitments in the Notes to Quarterly Portfolio of Investments.

(f)   Represents commitment fee rate on unfunded loan commitment.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2014, securities noted as such amounted to $25,719,165 or 14.98% of net assets.

(h) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.125% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 1, 2014.

(i) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 9.75% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for August 1, 2014.


                See Notes to Quarterly Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2014 (UNAUDITED)


(j) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. This security paid interest in cash.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $995,559 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $835,039.

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):


                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                                                     7/31/2014       PRICES        INPUTS        INPUTS
                                                    ------------  ------------  ------------  ------------
Senior Floating-Rate Loan Interests*..............  $119,712,036  $         --  $119,712,036  $         --
Corporate Bonds and Notes*........................    36,761,925            --    36,761,925            --
Foreign Corporate Bonds and Notes*................     6,808,799            --     6,808,799            --
                                                    ------------  ------------  ------------  ------------
Total Investments.................................  $163,282,760  $         --  $163,282,760  $         --
                                                    ============  ============  ============  ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2014.


                See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third-party pricing services. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Quarterly Portfolio of Investments include Senior Loans.

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's/issuer's competitive position within the industry;

     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2014, is included with the Fund's Portfolio of Investments.

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2014 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of July 31, 2014.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $25,473 as of July 31, 2014.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
                ------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 19, 2014
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 19, 2014
     ----------------------

* Print the name and title of each signing officer under his or her signature.